Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The following sets forth the intangible assets by major asset class as of December 31, 2012 and 2011:

		2012		2011
(in thousands)	Weighted Average Life	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets:
Patent and license rights	11.7	$304,380	$(134,688)	$294,854	$(115,310)
Developed technology	10.0	678,888	(270,575)	605,847	(210,022)
Customer base, trademarks, and non-compete agreements	10.3	391,388	(126,743)	336,216	(92,098)
	10.4	$1,374,656	$(532,006)	$1,236,917	$(417,430)
Unamortized Intangible Assets:
In-process research and development		$11,222		$—
Goodwill		1,759,898		1,733,722
		$1,771,120		$1,733,722

Amortization expense on intangible assets totaled approximately $133.1 million, $110.4 million and $94.9 million, respectively, for the years ended December 31, 2012, 2011 and 2010. In connection with the restructuring discussed more fully in Note 6, an abandonment charge of $2.0 million and $40.3 million related to discontinued projects was recorded in general and administrative, restructuring, integration and other in 2012 and 2011, respectively. The amortization of the in-process research and development will begin in 2013 as the projects are completed.
Amortization of intangibles for the next five years is expected to be approximately:

(in thousands)	Amortization
Years ended December 31:
2013	$125,722
2014	$124,836
2015	$124,117
2016	$121,195
2017	$117,332

The changes in the carrying amount of goodwill for the years ended December 31, 2012 and 2011 are as follows:

(in thousands)	Total
BALANCE AT DECEMBER 31, 2010	$1,352,281
Goodwill acquired during the year	402,575
Earn-out and milestone payments	1,122
Purchase adjustments	615
Effect of foreign currency translation	(22,871)
BALANCE AT DECEMBER 31, 2011	$1,733,722
Goodwill acquired during the year	82,599
Earn-out and milestone payments	(36)
Purchase adjustments	(70,034)
Effect of foreign currency translation	13,647
BALANCE AT DECEMBER 31, 2012	$1,759,898

The changes in the carrying amount of goodwill during the year ended December 31, 2012 resulted from the 2012 acquisitions, purchase price adjustments primarily related to the 2011 acquisitions, foreign currency translation and changes in the fair value of contingent consideration as discussed in Note 14. During 2011, changes in goodwill resulted primarily from 2011 acquisitions and foreign currency translation. Accumulated goodwill impairment totaled $1.6 million as of December 31, 2012 and 2011.
We occasionally enter into transactions which include the purchase, sale, or licensing of patented or non-patented technology as well as supply agreements, particularly in the areas of Pharma and Molecular Diagnostics. The agreements may be structured such that the transaction is required to be accounted for in accordance with ASC No. 845, Nonmonetary Transactions (“ASC No. 845”) and may include multiple deliverables accounted for accordance with ASC No. 605, Revenue Recognition.
During 2010, we entered into a series of transactions with a third party, under which we exchanged certain intangible assets in a nonmonetary exchange. We have accounted for this transaction under ASC No. 845, and recorded the intangible assets received at the fair value of the assets surrendered. As there is no observable market for these assets, we have performed this nonrecurring fair value measurement based on significant unobservable inputs (Level 3 as defined in Note 14). We have performed the fair value analysis using an income approach, including development of inputs such as future revenues to be generated under the assets, and future costs associated with product development, production, and distribution under the patents, in order to determine an exit price from the perspective of a market participant that holds the assets. As a result of nonmonetary transactions, we recorded intangible assets of $30.3 million, net sales of $11.0 million and deferred revenues of $19.3 million. In the same series of transactions, we agreed to supply certain products and the deferred revenue will be recognized ratably in connection with the supply of the products. Through December 31, 2011, we recognized $1.6 million of the deferred revenue. No amounts of deferred revenue were recognized during 2012.